                                                                   EXHIBIT 10.31

                FIRST AMENDMENT TO STANDARD INDUSTRIAL NET LEASE
          (Applied Molecular Evolution, Inc. - 11095 Flintkote Avenue)

     This FIRST AMENDMENT TO STANDARD INDUSTRIAL NET LEASE, is executed as of October 1, 2002, by and between JBC SORRENTO WEST, LLC, a California limited liability company ("Landlord"), and APPLIED MOLECULAR EVOLUTION, INC., a Delaware corporation ("Tenant"), with reference to the following facts:

                                    RECITALS

     A. Landlord and Tenant have heretofore entered into that certain Standard Industrial Net Lease dated November 20, 2000 (the "Lease"), for the lease of premises located at 11095 Flintkote Avenue, San Diego, California 92121 (the "Premises").

     B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth herein.

     C. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

                                   AMENDMENT

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lease is hereby amended as follows:

     1. EXTENSION OF TERM. The Term of the Lease (Section 1.4) is hereby extended to December 31, 2008.

     2. MINIMUM MONTHLY RENT. The Minimum Monthly Rent shall be the following amounts for the following periods:

Period                                            Minimum Monthly Rate
------                                            --------------------
Through December 31, 2003                         As set forth in the Lease
January 1, 2004 through December 31,2004          $33,057.00
January 1, 2005 through December 31,2005          $34,379.00
January 1, 2006 through December 31,2006          $35,755.00
January 1, 2007 through December 31,2007          $37,185.00
January 1, 2008 through December 31,2008          $38,672.00

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
     3. EARLY TERMINATION RIGHT. Provided that at the time Tenant exercises any right under this section no Event of Default exists, nor any condition exists that with the passage of time or the giving of notice or both would constitute an Event of Default under the Lease, Tenant shall have right to terminate this Lease prior to its expiration effective any time on or after January 1, 2006, by giving Landlord at least twelve (12) months' prior written notice of such termination (which notice may be given prior to January 1, 2006 and must be given no later than January 1, 2005 in order to effect a termination on January 1, 2006). If Tenant exercises its right under this Section to terminate the Lease early, Tenant shall pay to Landlord an amount equal to six
(6) months of Minimum Monthly Rent at the rate in effect for the six (6) months immediately following the effective date of termination. Such early termination right shall not be considered a default remedy.

     4. BROKERAGE COMMISSIONS. Irving Hughes Group has represented Tenant as real estate broker in connection with this Amendment, and Landlord shall pay a commission to such broker on the terms and conditions of a separate agreement between such broker and Landlord. Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this transaction, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this transaction. Tenant agrees to indemnify, protect, hold harmless and defend Landlord from and against any obligation or liability to pay any commission or compensation to any other party arising from the act or agreement of Tenant.

     5. NO OTHER CHANGE. Except as otherwise expressly set forth in this Amendment, all of the terms and conditions of the Lease remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the First Amendment to Standard Industrial Net Lease is executed as of the date first above written.


                                         "LANDLORD"

                                         JBC SORRENTO WEST, a California limited
                                         liability company

                                         By:  /s/ Robert Peterson
                                            ------------------------------
                                         Print Name:
                                                    ----------------------
                                         By:  /s/ Harry A. Collins
                                            ------------------------------




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
                                         TENANT:

                                         APPLIED MOLECULAR EVOLUTION, INC.,
                                         a Delaware corporation

                                         By:  /s/ Lawrence E Bloch
                                            ------------------------------
                                         Name:      Lawrence E Bloch
                                                    ----------------------
                                         Title: CFO
                                               ---------------------------
                                         By:
                                            ------------------------------
                                         Name:
                                                    ----------------------
                                         Title:
                                               ---------------------------



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